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                                     EXHIBIT 10.96

                                    TRIMARK PICTURES
                                    2644 30th Street
                              Santa Monica, CA 90405-3009

                                                 August 14, 1998
Sam Pirnazar
c/o TDC Interactive
Post Office Box 219
Manhattan Beach, CA   90267

                  RE:      AMENDMENT TO STOCK OPTION AGREEMENT

Dear Sam:

         This letter constitutes an amendment to the Stock Purchase and Option Agreement dated as of September 1, 1989, as previously amended (the "Option Agreement") between you and Trimark Holdings, Inc. (the successor in interest to Vidmark, Inc.) as follows:

         In consideration of your willingness to provide consulting services from time to time in the future to Trimark Holdings, Inc., the parties hereto acknowledge and agree that the expiration date of the "Option" (as that term is defined in the Option Agreement) as provided in Paragraph 1(b) thereof is extended from September 1, 1998 to September 1, 2000.

         Except as expressly set forth herein, the Option Agreement shall remain in full force and effect.

         Please sign and date below in the space provided to signify your consent to the foregoing amendment, at which point such amendment shall become effective.

Very truly yours,

                                       TRIMARK HOLDINGS, INC.
                                       a Delaware corporation and
                                       successor in interest to Vidmark, Inc.
                                       to the Option Agreement

                                       By:  /s/
                                           ----------------------------------
                                              Mark Amin
                                              Chairman of the Board

I hereby acknowledge and agree to the foregoing amendment.

 /s/                                                             11/27/98
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Said (Sam) Pirnazar                                                Date

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